PRESS RELEASE

Fortress Transportation and Infrastructure Investors LLC Reports First Quarter 2022 Results, Board Approves FTAI Infrastructure Spin-off, Declares Dividend of $0.33 per Common Share

NEW YORK, April 28, 2022 (GLOBE NEWSWIRE) -- Fortress Transportation and Infrastructure Investors LLC (NASDAQ:FTAI) (the “Company” or “FTAI”) today reported financial results for the first quarter 2022. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q1’22
Net Cash Provided by Operating Activities	$1,923
Net Loss Attributable to Shareholders	$(228,984)
Basic and Diluted Loss per Common Share	$(2.30)

Funds Available for Distribution (“FAD”) (1)	$71,386
Adjusted EBITDA(1)	$51,561

(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

For the first quarter of 2022, total FAD was $71.4 million. This amount includes $117.1 million from our aviation leasing portfolio and $7.1 million from our infrastructure business, offset by $(52.8) million from corporate and other.

First Quarter 2022 Dividends

On April 28, 2022, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common shares of $0.33 per share for the quarter ended March 31, 2022, payable on May 24, 2022 to the holders of record on May 13, 2022.

Additionally, on April 28, 2022, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”) and Fixed Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) of $0.51563, $0.50000 and $0.51563 per share, respectively, for the quarter ended March 31, 2022, payable on June 15, 2022 to the holders of record on June 1, 2022.

Business Highlights

•	FTAI’s Board of Directors has unanimously approved the previously announced spin-off of FTAI’s subsidiary FTAI Infrastructure.

•
FTAI Infrastructure expects to file its Form 10 publicly with the SEC on or before April 29, 2022 and targets completion of the spin-off of FTAI Infrastructure in the next 4 to 8 weeks subject to, among other things, the Board declaring the distribution prior to the closing of the spin-off.

•	Since inception of The Module Factory operations in June of 2021, FTAI Aviation has completed or contracted for sale over 200 module sales or swaps with over 20 new customers.

•
FTAI wrote off $195mm for impairments, bad debt and lost revenue for the Russia/Ukraine war and currently expects to recapture such amounts in full from insurance proceeds, gains from asset sales, and receivable repayments.

•	Jefferson recorded its highest throughput at 107,642 barrels per day, up from 81,416 barrels per day in Q4 of 2021.

•	Long Ridge formally commissioned the blending of hydrogen into the power plant at a ceremony on April 22, 2022.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Friday, April 29, 2022 at 8:00 A.M. Eastern Time. The conference call may be accessed by dialing (877) 447-5636 (from within the U.S.) or (615) 247-0080 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference "FTAI First Quarter 2022 Earnings Call." A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftandi.com.

A replay of the conference call will be available after 11:30 A.M. on Friday, April 29, 2022 through 11:30 A.M. Friday, May 6, 2022 at (855) 859-2056 (from within the U.S.) or (404) 537-3406 (from outside of the U.S.), Passcode: 7790834.

About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s ability to file the FTAI Infrastructure Form 10 by April 29, 2022 or at all, to successfully complete the spin-off of FTAI Infrastructure in the next 4 to 8 weeks or at all, for The Module Factory to close or complete any contracts for sales or swaps, and the ability to recover $195 mm in impairments, bad debt and lost revenue in connection with the Russia/Ukraine war in full or at all. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(212) 798-6128
aandreini@fortress.com

Withholding Information for Withholding Agents

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the common dividend and the Series A Preferred, Series B Preferred and Series C Preferred dividends declared in April 2022 will be treated as a partnership distribution and guaranteed payments, respectively.  For U.S. tax withholding purposes, the per share distribution components are as follows:

Common Distribution Components
Non-U.S. Long Term Capital Gain	$—
U.S. Portfolio Interest Income(1)	$0.00605
U.S. Dividend Income(2)	$0.14619
Income Not from U.S. Sources(3)	$0.17776
U.S. Long Term Capital Gain (4)	$—
Distribution Per Share	$0.33000

Series A Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

Series B Preferred Distribution Components
Guaranteed Payments(5)	$0.50000
Distribution Per Share	$0.50000

Series C Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

(1)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-percent shareholder under §871(h)(3)(B) of the Code.

(2)	This income is subject to withholding under §1441 or §1442 of the Code.

(3)	This income is not subject to withholding under §1441, §1442 or §1446 of the Code.

(4)
U.S. Long Term Capital Gain attributable to the sale of a U.S. Real Property Holding Corporation. As a result, the gain will be treated as income that is effectively connected with a U.S. trade or business and be subject to withholding.

(5)	Brokers and nominees should treat this income as subject to withholding under §1441 or §1442 of the Code.

For U.S. shareholders: In computing your U.S. federal taxable income, you should not rely on this qualified notice, but should generally take into account your allocable share of the Company’s taxable income as reported to you on your Schedule K-1

Exhibit - Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended March 31,
	2022	2021
Revenues
Equipment leasing revenues	$91,691	$56,607
Infrastructure revenues	46,148	20,542
Total revenues	137,839	77,149
Expenses
Operating expenses	108,916	24,997
General and administrative	5,691	4,252
Acquisition and transaction expenses	6,024	1,643
Management fees and incentive allocation to affiliate	4,164	3,990
Depreciation and amortization	58,301	44,535
Asset impairment	122,790	2,100
Interest expense	50,598	32,990
Total expenses	356,484	114,507
Other income (expense)
Equity in (losses) earnings of unconsolidated entities	(24,013)	1,374
Gain on sale of assets, net	16,288	811
Interest income	656	285
Other (expense) income	(459)	181
Total other (expense) income	(7,528)	2,651
Loss before income taxes	(226,173)	(34,707)
Provision for income taxes	3,486	169
Net loss	(229,659)	(34,876)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(7,466)	(4,961)
Less: Dividends on preferred shares	6,791	4,625
Net loss attributable to shareholders	$(228,984)	$(34,540)

Loss per share:
Basic	$(2.30)	$(0.40)
Diluted	$(2.30)	$(0.40)
Weighted average shares outstanding:
Basic	99,366,877	86,027,944
Diluted	99,366,877	86,027,944

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except per share data)

	(Unaudited) March 31, 2022	December 31, 2021
Assets
Cash and cash equivalents	$145,266	$188,078
Restricted cash	214,401	251,983
Accounts receivable, net	105,113	175,225
Leasing equipment, net	1,901,960	1,891,649
Operating lease right-of-use assets, net	74,513	75,344
Property, plant, and equipment, net	1,587,291	1,555,857
Investments	78,498	77,325
Intangible assets, net	101,464	98,699
Goodwill	257,968	257,137
Other assets	292,023	292,557
Total assets	$4,758,497	$4,863,854

Liabilities
Accounts payable and accrued liabilities	$191,131	$202,669
Debt, net	3,399,367	3,220,211
Maintenance deposits	74,322	106,836
Security deposits	31,003	40,149
Operating lease liabilities	73,005	73,594
Other liabilities	228,674	96,295
Total liabilities	$3,997,502	$3,739,754

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 99,188,696 and 99,180,385 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively)	$992	$992
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 13,320,000 and 13,320,000 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively)	133	133
Additional paid in capital	1,372,564	1,411,940
Accumulated deficit	(354,585)	(132,392)
Accumulated other comprehensive loss	(251,160)	(156,381)
Shareholders' equity	767,944	1,124,292
Non-controlling interest in equity of consolidated subsidiaries	(6,949)	(192)
Total equity	760,995	1,124,100
Total liabilities and equity	$4,758,497	$4,863,854

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(229,659)	$(34,876)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Equity in losses (earnings) of unconsolidated entities	24,013	(1,374)
Loss on sale of assets, net	(16,288)	(811)
Security deposits and maintenance claims included in earnings	(11,592)	(2,836)
Equity-based compensation	709	1,114
Depreciation and amortization	58,301	44,535
Asset impairment	122,790	2,100
Change in deferred income taxes	2,388	71
Change in fair value of non-hedge derivative	766	(7,964)
Amortization of lease intangibles and incentives	12,013	8,108
Amortization of deferred financing costs	5,771	2,268
Provision for (benefit from) credit losses	47,914	(547)
Other	(208)	(279)
Change in:
Accounts receivable	8,619	(19,786)
Other assets	(10,265)	(17,953)
Accounts payable and accrued liabilities	(16,597)	(19,778)
Management fees payable to affiliate	(158)	(602)
Other liabilities	3,406	(322)
Net cash provided by (used in) operating activities	1,923	(48,932)

Cash flows from investing activities:
Investment in unconsolidated entities	(1,637)	(1,278)
Principal collections on finance leases	67	395
Acquisition of leasing equipment	(219,440)	(114,781)
Acquisition of property, plant and equipment	(54,661)	(39,302)
Acquisition of lease intangibles	(5,282)	(386)
Purchase deposits for acquisitions	(3,350)	(9,250)
Proceeds from sale of leasing equipment	51,491	4,574
Proceeds from sale of property, plant and equipment	2,910	—
Proceeds for deposit on sale of aircraft and engine	1,775	—
Receipt of deposits for sale of aircraft and engine	—	4,600
Return of purchase deposits	—	1,010
Net cash used in investing activities	$(228,127)	$(154,418)

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Three Months Ended March 31,
	2022	2021
Cash flows from financing activities:
Proceeds from debt	$408,980	$171,600
Repayment of debt	(224,473)	—
Payment of deferred financing costs	(10,818)	(563)
Receipt of security deposits	1,075	70
Return of security deposits	—	(975)
Receipt of maintenance deposits	10,836	8,770
Release of maintenance deposits	(250)	(11,483)
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	—	101,180
Settlement of equity-based compensation	—	(183)
Cash dividends - common shares	(32,749)	(28,383)
Cash dividends - preferred shares	(6,791)	(4,625)
Net cash provided by financing activities	$145,810	$235,408

Net (decrease) increase in cash and cash equivalents and restricted cash	(80,394)	32,058
Cash and cash equivalents and restricted cash, beginning of period	440,061	161,418
Cash and cash equivalents and restricted cash, end of period	$359,667	$193,476

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to shareholders to Adjusted EBITDA for the three months ended March 31, 2022 and 2021:

	Three Months Ended March 31,
(in thousands)	2022	2021
Net loss attributable to shareholders	$(228,984)	$(34,540)
Add: Benefit from income taxes	3,486	169
Add: Equity-based compensation expense	709	1,114
Add: Acquisition and transaction expenses	6,024	1,643
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—
Add: Changes in fair value of non-hedge derivative instruments	766	(7,964)
Add: Asset impairment charges	122,790	2,100
Add: Incentive allocations	—	—
Add: Depreciation and amortization expense (1)	70,314	52,643
Add: Interest expense	50,598	32,990
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	5,661	2,402
Less: Equity in losses (earnings) of unconsolidated entities	24,013	(1,374)
Less: Non-controlling share of Adjusted EBITDA (3)	(3,816)	(2,029)
Adjusted EBITDA (non-GAAP)	$51,561	$47,154

(1)
Includes the following items for the three months ended March 31, 2022 and 2021: (i) depreciation and amortization expense of $58,301 and $44,535, (ii) lease intangible amortization of $3,658 and $752 and (iii) amortization for lease incentives of $8,355 and $7,356, respectively.

(2)
Includes the following items for the three months ended March 31, 2022 and 2021: (i) net (loss) income of $(21,890) and $1,180, (ii) interest expense of $6,463 and $187, (iii) depreciation and amortization expense of $6,340 and $1,912, (iv) acquisition and transaction expenses of $3 and $0, (v) changes in fair value of non-hedge derivative instruments of $14,615 and $(877), (vi) equity-based compensation of $98 and $0 and (vii) asset impairment of $32 and $0, respectively.

(3)
Includes the following items for the three months ended March 31, 2022 and 2021: (i) equity-based compensation of $127 and $198, (ii) provision for income taxes of $15 and $13, (iii) interest expense of $1,384 and $281, (iv) depreciation and amortization expense of $2,263 and $1,811 and (v) changes in fair value of non-hedge derivative instruments of $27 and $(274), respectively.

The Company uses Funds Available for Distribution (“FAD”) in evaluating its ability to meet its stated dividend policy. FAD is not a financial measure in accordance with GAAP. The GAAP measure most directly comparable to FAD is net cash provided by operating activities. The Company believes FAD is a useful metric for investors and analysts for similar purposes.

The Company defines FAD as: Net Cash Provided by Operating Activities plus principal collections on finance leases, proceeds from sale of assets, and return of capital distributions from unconsolidated entities, less required payments on debt obligations and capital distributions to non-controlling interest, and excluding changes in working capital.

The following table sets forth a reconciliation of Net Cash Provided by (Used in) Operating Activities to FAD for the three months ended March 31, 2022 and 2021:

	Three Months Ended March 31,
(in thousands)	2022	2021
Net Cash Provided by (Used in) Operating Activities	$1,923	$(48,932)
Add: Principal Collections on Finance Leases	67	395
Add: Proceeds from Sale of Assets	54,401	4,574
Add: Return of Capital Distributions from Unconsolidated Entities	—	—
Less: Required Payments on Debt Obligations (1)	—	—
Less: Capital Distributions to Non-Controlling Interest	—	—
Exclude: Changes in Working Capital	14,995	58,441
Funds Available for Distribution (FAD)	$71,386	$14,478

(1)	Required payments on debt obligations for the three months ended March 31, 2022 exclude repayments of $224,473 for the Revolving Credit Facility.

The following table sets forth a reconciliation of FAD to Net Cash Provided by Operating Activities for the three months ended March 31, 2022:

	Three Months Ended March 31, 2022
(in thousands)	Equipment Leasing	Infrastructure	Corporate and Other	Total
Funds Available for Distribution (FAD)	$117,080	$7,119	$(52,813)	$71,386
Less: Principal Collections on Finance Leases				(67)
Less: Proceeds from Sale of Assets				(54,401)
Less: Return of Capital Distributions from Unconsolidated Entities				—
Add: Required Payments on Debt Obligations				—
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				(14,995)
Net Cash Provided by Operating Activities				$1,923

FAD is subject to a number of limitations and assumptions and there can be no assurance that the Company will generate FAD sufficient to meet its intended dividends. FAD has material limitations as a liquidity measure of the Company because such measure excludes items that are required elements of the Company’s net cash provided by operating activities as described below. FAD should not be considered in isolation nor as a substitute for analysis of the Company’s results of operations under GAAP, and it is not the only metric that should be considered in evaluating the Company’s ability to meet its stated dividend policy. Specifically:

•
FAD does not include equity capital called from the Company’s existing limited partners, proceeds from any debt issuance or future equity offering, historical cash and cash equivalents and expected investments in the Company’s operations.

•	FAD does not give pro forma effect to prior acquisitions, certain of which cannot be quantified.

•
While FAD reflects the cash inflows from sale of certain assets, FAD does not reflect the cash outflows to acquire assets as the Company relies on alternative sources of liquidity to fund such purchases.

•
FAD does not reflect expenditures related to capital expenditures, acquisitions and other investments as the Company has multiple sources of liquidity and intends to fund these expenditures with future incurrences of indebtedness, additional capital contributions and/or future issuances of equity.

•	FAD does not reflect any maintenance capital expenditures necessary to maintain the same level of cash generation from our capital investments.

•
FAD does not reflect changes in working capital balances as management believes that changes in working capital are primarily driven by short term timing differences, which are not meaningful to the Company’s distribution decisions.

•	Management has significant discretion to make distributions, and the Company is not bound by any contractual provision that requires it to use cash for distributions.

If such factors were included in FAD, there can be no assurance that the results would be consistent with the Company’s presentation of FAD.